EXHIBIT 99.1

ETANIA AUDIT GROUP P.C.
1957 West Royal Hunte Drive, Suite 150, Cedar City, Utsih 84720
(435)865-2808 • FAX (435) 865-2821

March 3,2011

Mr. Andrew B. Mazzone, President and Director
Structural Enhancement Technologies Corp.
40 Marcus Avenue
Hauppauge, New York 11788

Dear Mr. Mezzone,

As of the date listed above, Etania Audit Group P.C. (formerly Davis Accounting Group P.C.) hereby resigns as the registered independent auditor of Structural Enhancement Technologies Corp.

Respectfully yours
Edwin R. ("Ted") Davis, Jr.
President